POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of January, 2010.

/s/ Paul D. Bauer
Name:	Paul D. Bauer
Title:	Director

POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 2010.

/s/ W. Marston Becker
Name:	W. Marston Becker
Title:	Director

POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 2010.

/s/ A. David Brown
Name:	A. David Brown
Title:	Director

POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 2010.

/s/ John C. Burville
Name:	John C. Burville
Title:	Director

POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of January, 2010.

/s/ Joan M. Lamm-Tennant
Name:	Joan M. Lamm-Tennant
Title:	Director

POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of January, 2010.

/s/ S. Griffin McClellan III
Name:	S. Griffin McClellan III
Title:	Director

POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of January, 2010.

/s/ Michael J. Morrissey
Name:	Michael J. Morrissey
Title:	Director

POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 2010.

/s/ Cynthia S. Nicholson
Name:	Cynthia S. Nicholson
Title:	Director

POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 2010.

/s/ Ronald L. O’Kelley
Name:	Ronald L. O’Kelley
Title:	Director

POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of January, 2010.

/s/ William M. Rue
Name:	William M. Rue
Title:	Director

POWER OF ATTORNEY

WHEREAS, Selective Insurance Group, Inc., a New Jersey corporation (hereinafter referred to as the “Company”), proposes to file a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, for the Selective Insurance Retirement Savings Plan; and

WHEREAS, the undersigned is a Director of the Company, as indicated below his or her signature;

NOW, THEREFORE, the undersigned, hereby constitutes and appoints Michael H. Lanza as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director of the Company, as indicated, to execute and file such Post-Effective Amendment No. 1 to the Form S-8 for the Selective Insurance Retirement Savings Plan and supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of January, 2010.

/s/ J. Brian Thebault
Name:	J. Brian Thebault
Title:	Director